Exhibit 99.3
                                                                   ------------



                                     DRAFT
                          UNITED STATES DISTRICT COURT
                      FOR THE NORTHERN DISTRICT OF ALABAMA
                               SOUTHERN DIVISION

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                                           |
SECURITIES AND EXCHANGE COMMISSION,        |
                                           |
                          Plaintiff,       |      CIVIL ACTION FILE
v.                                         |      NO. CV-03-J-0615-S
                                           |
HEALTHSOUTH CORPORATION and                |
RICHARD M. SCRUSHY,                        |
                                           |
                          Defendants.      |
                                           |
                                           |
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             FINAL JUDGMENT AS TO DEFENDANT HEALTHSOUTH CORPORATION
             ------------------------------------------------------

         The Securities and Exchange Commission (the "Commission") having filed a Complaint and Defendant HealthSouth Corporation ("Defendant") having entered a general appearance; consented to the Court's jurisdiction over Defendant and the subject matter of this action; consented to entry of this Final Judgment as to Defendant ("Final Judgment") without admitting or denying the allegations of the Complaint (except as to jurisdiction and venue); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment.

                                       I.

         IT IS HEREBY ORDERED, ADJUDGED AND DECREED that Defendant, and its agents, servants, employees, and attorneys, and those persons in active concert or participation with it who receive actual notice of this Final Judgment, by personal service or otherwise, and each of them, be and hereby are permanently enjoined and restrained from violating, directly or indirectly, Section 17(a) of the Securities Act of 1933 [15 U.S.C. ss. 77q(a)], by, through the use of any means or instruments of transportation or communication in interstate commerce or by the use of the mails, in the offer or sale of any security:

         1.     employing any device, scheme or artifice to defraud;

         2. obtaining money or property by means of any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or

         3. engaging in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.

                                    II.

         IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Defendant, and Defendant's agents, servants, employees, and attorneys, and those persons in active concert or participation with Defendant who receive actual notice of this Final Judgment, by personal service or otherwise, and each of them, be and hereby are permanently enjoined and restrained from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 ("Exchange Act") [15 U.S.C. ss. 78j(b)] and Rule 10b-5 thereunder [17 C.F.R. ss. 240.10b-5], by, in connection with the purchase or sale of any security, through the use of any means or instrumentality of interstate commerce or of the mails or of any facility of any national securities exchange,

         1.       employing any device, scheme or artifice to defraud;

         2. making any untrue statement of a material fact or omitting to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or

         3. engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

                                      III.

         IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Defendant, and Defendant's agents, servants, employees, and attorneys, and those persons in active concert or participation with them who receive actual notice of this Final Judgment, by personal service or otherwise, and each of them, be and hereby are permanently enjoined and restrained from violations of Section 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act [15 U.S.C. ss. 78m(a),
78m(b)(2)(A) and 78m(b)(2)(B)] and Rules 12b-20, 13a-1 and 13a-13 thereunder
[17 C.F.R. ss.ss. 240.12b-20, 240.13a-1 and 240.13a-13], by:

         1. filing any materially untrue, incorrect, false or misleading annual report while an issuer with a security registered pursuant to Section 12 of the Exchange Act [15 U.S.C. ss. 78l] or while required to file reports pursuant to Section 15(d) of the Exchange Act [15 U.S.C. ss. 78o(d)];

         2. filing any materially untrue, incorrect, false or misleading quarterly report while an issuer with a security registered pursuant to Section 12 of the Exchange Act [15 U.S.C. ss. 78l] or while required to file reports pursuant to Section 15(d) of the Exchange Act [15 U.S.C. ss. 78o(d)];

         3. failing, in addition to information expressly required to be included in statements or reports filed with the Commission, to add such further material information, if any, as may be necessary to make required statements, in light of the circumstances under which they are made, not misleading;

         4. failing to make and keep books, records, and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of any company which has a class of securities registered pursuant to
                  Section 12 of the Exchange Act [15 U.S.C. 78l] or any company which is required to file reports pursuant to Section 15(d) of the Exchange Act [15 U.S.C. 78o(d)]; or

         5. failing to devise and maintain a system of internal accounting controls, of any company which has a class of securities registered pursuant to Section 12 of the Exchange Act [15 U.S.C. 78l] or any company which is required to file reports pursuant to Section 15(d) of the Exchange Act [15 U.S.C. 78o(d)], sufficient to provide reasonable assurances that:

                  (a) transactions are executed in accordance with management's general or specific authorization;

                  (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and to maintain accountability for assets;

                  (c) access to assets is permitted only in accordance with management's general or specific authorization; and

                  (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                                      IV.

         IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is liable for disgorgement of $100, and a civil penalty in the amount of $100,000,000 pursuant to Section 20(d) of the Securities Act [15 U.S.C. 77t(d)] and Section 21(d)(3) of the Exchange Act [15 U.S.C. 78u(d)(3)]. Defendant shall satisfy this obligation by paying $12,500,100 by October 15, 2005 (or 30 days after this Order, whichever is later), $12.5 million by April 15, 2006, $25 million by October 15, 2006, $25 million by April 15, 2007, and $25 million by October 15, 2007, to the Clerk of this Court, together with a cover letter identifying Defendant as a defendant in this action; setting forth the title and civil action number of this action and the name of this Court; and specifying that payment is made pursuant to this Judgment. Defendant shall pay post-judgment interest on any delinquent amounts pursuant to 28 USC ss. 1961. Defendant shall simultaneously transmit photocopies of such payment and letter to the Commission's counsel in this action. By making this payment, Defendant relinquishes all legal and equitable right, title, and interest in such funds, and no part of the funds shall be returned to Defendant.

         The Clerk shall deposit the funds into an interest bearing account with the Court Registry Investment System ("CRIS"). These funds, together with any interest and income earned thereon (collectively, the "Fund"), shall be held by the CRIS until further order of the Court. In accordance with the guidelines set by the Director of the Administrative Office of the United States Courts, the Clerk is directed, without further order of this Court, to deduct from the income earned on the money in the Fund a fee equal to ten percent of the income earned on the Fund. Such fee shall not exceed that authorized by the Judicial Conference of the United States.

         The Commission shall subsequently propose to the Court a master, distribution agent, or other person to prepare and submit a plan to distribute the Fund subject to the Court's approval. Such a plan shall provide that Fund shall be distributed to investor victims (including certain public shareholders and/or bondholders as of the date when trading in Defendant's stock was suspended) pursuant to the Fair Fund provisions of Section 308(a) of the Sarbanes-Oxley Act of 2002. In addition to its obligation to pay disgorgement and penalties, defendant HealthSouth shall pay all reasonable expenses of such distribution within thirty (30) days after receipt of an invoice for such services from the master, distribution agent, or other person or entity conducting the distribution.

         Regardless of whether any such Fair Fund distribution is made, amounts ordered to be paid as civil penalties pursuant to this Final Judgment shall be treated as penalties paid to the government for all purposes, including all tax purposes. To preserve the deterrent effect of the civil penalty, Defendant shall not, in any Related Investor Action (as hereinafter defined), benefit from any offset or reduction of any investor's claim by the amount of any Fair Fund distribution to such investor in this action that is proportionately attributable to the civil penalty paid by Defendant ("Penalty Offset"). If the court in any Related Investor Action grants such an offset or reduction, Defendant shall, within 30 days after entry of a final order granting the offset or reduction, notify the Commission's counsel in this action and pay the amount of the Penalty Offset to the United States Treasury or to a Fair Fund, as the Commission directs. Such a payment shall not be deemed an additional civil penalty and shall not be deemed to change the amount of the civil penalty imposed in this Final Judgment. For purposes of this paragraph, a "Related Investor Action" means a private damages action brought against Defendant by or on behalf of one or more investors based on substantially the same facts as alleged in the Complaint in this action.

         Defendant shall not seek or accept, directly or indirectly, reimbursement or indemnification, including but not limited to payment made pursuant to any insurance policy, with regard to any penalty amounts that Defendant shall pay pursuant to this Final Judgment, regardless of whether any such penalty amounts are distributed pursuant to the Fair Fund provisions of
Section 308(a) of the Sarbanes-Oxley Act of 2002.

                                       V.

         IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that HealthSouth shall retain, within 60 days after the entry of this Final Judgment, a qualified consultant ("governance consultant") acceptable to the Commission, to perform a review of the adequacy and effectiveness of Defendant's corporate governance systems, policies, plans, and practices. The governance consultant shall perform such a review. This review will include but is not limited to inquiries into:

         1. whether Defendant is complying with recognized standards of "best practices" with respect to corporate governance;

         2. whether Defendant has sufficient policies and safeguards in place

                  (a) to ensure that Defendant's Board of Directors or any committee thereof then-currently responsible for carrying out, and duly authorized to carry out, the duties of Defendant's Board of Directors (the "Board of Directors") and all committees of Defendant's Board of Directors (including without limitation the Audit Committee and the Compensation Committee) have appropriate powers, structure, composition, and resources and

                  (b)     to prevent self-dealing by management;

         3. whether Defendant has an adequate and appropriate code of ethics and business conduct, and related compliance mechanisms; and

         4. whether Defendant has appropriate safeguards in place to prevent further violations of the federal securities laws.

         Defendant shall provide to the governance consultant all documents and information within its custody or control requested by the governance consultant in connection with the review. The governance consultant shall use his or her best efforts to submit to Defendant's Board of Directors, the Court and the Commission a report setting forth the governance consultant's recommendations with respect to the corporate governance issues reviewed within 60 days of his appointment, and in any event shall submit the report to Defendant's Board of Directors, the Court and the Commission within 120 days of his or her appointment. Within 60 days of the receipt of the report of the governance consultant with respect to corporate governance, Defendant's Board of Directors shall report to the Court and the Commission with respect to the decisions and actions taken as a result of each of the recommendations made by the governance consultant.

                                      VI.

         IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant shall retain, within 60 days after the entry of this Judgment, a qualified consultant ("accounting consultant") acceptable to the Commission, to perform a review of the effectiveness of Defendant's material internal accounting control structure and policies, as well as the effectiveness and propriety of Defendant's processes, practices and policies for ensuring Defendant's financial data is accurately reported in its public financial statements. Within 60 days after the retention of such accounting consultant acceptable to the Commission, the accounting consultant shall submit to the Commission a proposal that is acceptable to the Commission which includes a detailed description of the various tasks to be undertaken in the course of the accounting consultant's review, sets forth the identities and credentials of the individuals who will perform those tasks, and provides an estimate of the number of hours expected to be devoted to the various tasks involved in the accounting consultant's review. Any disagreement between Defendant and the Commission concerning the proposal shall be submitted to and resolved by the Court. The Report of the Special Audit Review Committee of the Board of Directors of HealthSouth Corporation (the "SARC Report") shall be transmitted to the accounting consultant within ten days of its appointment and, along with such other information as may be relevant, shall be considered by the accounting consultant. Within 210 days after approval of the proposal, and taking note of the SARC Report and such other information as may be relevant, the consultant shall complete its review and submit to Defendant's Board of Directors, the Court and the Commission, a report fully documenting the findings of its review and making specific recommendations that the accounting consultant may have. Within 60 days of the submission of the report, Defendant's Board of Directors shall report to the Court and Commission with respect to the decisions and actions taken as a result of each of the recommendations made by the accounting consultant.

                                      VII.

         IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant shall be permitted to satisfy section VI above by providing the Commission, within 60 days of Defendant filing with the Commission audited financial statements for the year ended December 31, 2005, including an auditor's attestation on internal control over financial reporting, all communications between Defendant's independent auditor and Defendant's management and/or Audit Committee from the date of this judgment until such report concerning Defendant's internal accounting controls. In addition, if the independent auditor doe not make a written communication because the information was provided by a prior written communication from the auditor, internal auditor, or others within the organization, such prior communications shall be included. Within 60 days of such submission, Defendant shall report to the Commission with respect to the decisions and actions taken as a result of such communications.

                                     VIII.

         IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant shall provide reasonable training and education to certain of its officers and employees to minimize the possibility of future violations of the federal securities laws. Completion of such training shall be mandatory for Defendant's officers and employees involved in its corporate level accounting and financial reporting functions; for those officers and employees involved in financial reporting at Defendant's major divisions and subsidiaries (including, specifically, those officers and employees responsible for closing the books in their area of responsibility at the end of a quarterly or annual reporting period); and for senior operational officers at Defendant's corporate and divisional levels. Such training and education shall include, at a minimum, components covering the following subjects:

         1. the obligations imposed by the federal securities laws; proper internal accounting controls and procedures;

         2. recognizing indications of non-GAAP accounting practices or fraud most relevant to Defendant's business endeavors; and

         3. the obligations incumbent upon, and the responses expected of, Defendant's officers and employees upon learning of illegal or potentially illegal acts concerning the company's accounting and financial reporting.

         Defendant shall submit to the Commission a detailed proposal within 60 days after entry of this Judgment which describes the content and implementation of the training and education program, in a form that is acceptable to the Commission. Defendant shall commence providing initial training and education sessions within 60 days thereafter, and shall continue to provide such training and education on an annual basis, for a minimum period of three years after entry of this Judgment.

                                      IX.

         IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant shall continue to cooperate with the Commission and the Department of Justice in their respective ongoing investigations related to Defendant and its employees and agents and will provide such information, records and testimony as it is able to provide, upon request by such agencies.

                                       X.

         IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant shall create, staff and maintain the position of Inspector General within the company. The individual employed in that position, and all successors, shall be selected by the Audit Committee of Defendant's Board of Directors (the "Audit Committee") and shall report directly to the Audit Committee. The compensation of the Inspector General shall be set by the Audit Committee. Defendant shall permit the Inspector General to hire a staff of at least five people. The compensation of such staff shall also be set by the Audit Committee. The person appointed as Inspector General shall be licensed as a certified public accountant, and shall have unfettered access to the books and records of Defendant. Upon request by the Inspector General, Defendant's internal audit and legal staff shall provide to the Inspector General all reasonable assistance in the performance of his duties. Defendant shall devise and maintain a mechanism whereby employees of Defendant and others may provide information anonymously to the Inspector General or to the Audit Committee. Defendant shall not retaliate against any person in any manner for providing information to the Inspector General or to the Audit Committee. Defendant shall implement, publish and enforce internal rules requiring all employees of Defendant to apprise the Inspector General and/or the Audit Committee of all complaints and indications of violations of law or company policies and procedures relating to the company's books and records and financial reporting processes. Defendant will advise new HealthSouth employees of this requirement during their normal orientation process. The Inspector General shall be charged with reporting any indications of violations of law or of Defendant's procedures, insofar as they are relevant to the duties of the Audit Committee, to the Audit Committee.

                                      XI.

         IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that the Consent of Defendant HealthSouth Corporation filed herein be, and the same hereby is, incorporated in this Judgment by reference with the same force and effect as if fully set forth herein and that Defendant, its agents, accountants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Judgment by personal service or otherwise, and each of them, shall comply in all respects with the terms of the Consent.

                                      XII.

         IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this action for all purposes, including, without limitation, the implementation and enforcement of the terms of this Judgment and all other Orders and Decrees that have been or may be entered herein, and the implementation of additional equitable remedies or sanctions, if any, as determined following a hearing.

                                     XIII.

         IT IS FURTHER ORDERED, ADJUDGED, AND DECREED that there being no just reason for delay, the Clerk of the Court is ordered to enter this Judgment of Permanent Injunction.



Dated:  ______________, 2005

                                               _________________________________
                                               UNITED STATES DISTRICT JUDGE



JUDGMENT ENTERED:




________________________
Clerk